EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Global Beta ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N- CSR of the Global Beta ETF Trust for the year ended November 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Global Beta ETF Trust for the stated period.

/s/ Vince Lowry		/s/ Josh Hunter
Vince Lowry		Josh Hunter
President/Principal Executive Officer, Global Beta ETF Trust		Treasurer/Principal Financial Officer, Global Beta ETF Trust

Dated:	02/01/22	Dated:	02/01/22

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Global Beta ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.